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                                   EXHIBIT 99

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the period ended August 18, 2002, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Leonard R. Stein-Sapir
                                          --------------------------------------
                                          Leonard R. Stein-Sapir, Chairman of
                                          the Board and Chief Executive Officer

October 2, 2002


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     I, Kenneth L. Hignett, Senior Vice President, Chief Financial Officer and Secretary of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Quarterly Report on Form 10-Q of the Company for the period ended August 18, 2002 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Kenneth L. Hignett
                                          --------------------------------------
                                          Kenneth L. Hignett, Senior Vice
                                          President, Chief Financial Officer
                                          and Secretary

October 2, 2002






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